As filed with the U.S. Securities and Exchange Commission on April 19, 2024
Registration No. 333-164152

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
SEC File No 811-7782
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 15 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 60 [X]
John Hancock Variable Life Account S
(Exact Name of Registrant)
John Hancock Life Insurance Company (U.S.A.)
(Name of Depositor)
200 Berkeley Street
Boston, MA 02116
(Complete address of depositor’s principal executive offices)
Depositor's Telephone Number: 617-572-6000

MICHAEL A. RAMIREZ
John Hancock Life Insurance Company (U.S.A.)
U.S. INSURANCE LAW
197 CLARENDON ST.
BOSTON, MA 02116
(Name and complete address of agent for service)

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness of this amendment.
It is proposed that this filing will become effective (check appropriate box):
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on April 29, 2024, pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on ______ pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.
If appropriate check the following box
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

John Hancock Variable Life Account S
John Hancock Life Insurance Company (U.S.A.)
(“John Hancock USA”)
Flexible Premium Variable Universal Life Insurance Policy
VARIABLE MASTER PLAN PLUS
Prospectus dated April 29, 2024
You may choose to allocate your account value to one or more of the options that the policies make available for that purpose. These options include our “variable investment accounts,” where the account value will vary directly with the positive or negative investment experience of underlying investment “portfolios.” To provide you with that investment experience, amounts that you allocate to a variable investment account are held in a corresponding “subaccount” of John Hancock Variable Life Account S (“Separate Account”), and the subaccount invests those amounts exclusively in one of the portfolios.
You may also allocate account value to a “fixed investment option” that the policy makes available. This prospectus provides detailed information about all such options to which you can allocate your account value.
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable life insurance, has been prepared by the SEC’s staff and is available at Investor.gov.

important Information you should consider about the policy
FEES AND EXPENSES
Charges for Early Withdrawals	There is a fee assessed upon a withdrawal, lapse, or surrender.			FEE TABLE Deductions from account value
Transaction Charges
In addition to withdrawal charges (if applicable), you may also be charged for the following transactions:

A sales charge, premium tax charge, and DAC tax charge will be deducted upon payment of premium.

FEE TABLE Deductions from account value
Ongoing Fees and Expenses (annual charges)
In addition to surrender charges and transaction charges, you will also be subject to certain ongoing fees and expenses, including an insurance charge, issue charge, administrative charge, guaranteed minimum death benefit charge, M & E charge, policy loan costs, and supplementary benefit rider charges. Some of these fees and expenses are based wholly or in part on the characteristics of the insured persons (e.g., age, sex, and underwriting classification).

You should view the “policy specifications” page of your policy for rates applicable to your policy.

FEE TABLE Deductions from account value
	You will also bear expenses associated with the portfolios under the policy, as shown in the following table:			Charges at the portfolio level APPENDIX
	Annual Fee	Minimum	Maximum
	Variable investment options (portfolio fees and expenses)	0.39%	2.58%

RISKS
Risk of Loss	You can lose money by investing in this policy.	PRINCIPAL RISKS OF INVESTING IN A POLICY
Not a Short- Term Investment
This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The policy is unsuitable as a short-term savings vehicle because of substantial policy-level charges, including the premium charge and the surrender charge, as well as potential adverse tax consequences from such short-term use.
Early Surrender or Withdrawal Risk/Not a Short-Term Investment
Risks Associated with Investment Options
An investment in this policy is subject to the risk of poor
performance and can vary depending on the performance of the account allocation options available under the policy (e.g., portfolios). Each such option (including the fixed investment option)
will have its own unique risks, and you should review these options before making an allocation decision. You can find the prospectuses and other information about the portfolios at
dfinview.com/JohnHancock/TAHD/VMPP?site=Majestic.
Investment Risk/Risk of Loss

RISKS
Insurance Company Risks
Your investment in the policy is subject to risks related to John
Hancock USA, including that the obligations (including under the fixed investment option), guarantees, or benefits are subject to the claims-paying ability of John Hancock USA. Information about John
Hancock USA, including its financial strength ratings, is available upon request from your John Hancock USA representative. Our
current financial strength ratings can also be obtained by contacting the Service Office at 1-800-732-5543.
Depositor Registrant
Policy Lapse
Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., “lapse”) for failure to pay charges due under the policy. This can happen as a result of insufficient premium payments, poor performance of the variable or general account options you have chosen, withdrawals, or unpaid loans or loan interest. If a default is not cured within a 61-day grace period, your policy will lapse without value, and no death benefit or other benefits will be payable. You can apply to reinstate a policy that has gone into default, subject to conditions including payment of a specified amount of additional premiums.
Lapse and Reinstatement

RESTRICTIONS
Investments
There are restrictions that may limit the variable investment account options and general account options (including the fixed investment option) that you may choose, as well as limitations on the transfer of account value among those options. These restrictions may include a monthly limit on the number of transfers you may make. We may also impose additional restrictions to discourage market timing and disruptive trading activity.

In particular, your allocation options will be affected if you elect to take a loan or receive benefits under certain supplementary benefit riders.

Among other things, the policy also allows us to eliminate the shares of a portfolio or substitute shares of another new or existing portfolio, subject to applicable legal requirements.
Limitations on transfers to or from a variable investment account Limitations on transfers out of the fixed investment option Effect of Loans on Cash Value and Death Benefit Portfolios
Optional Benefits
There are restrictions and limitations relating to optional benefits, as well as conditions under which an optional benefit may be modified or terminated by us. For example, certain supplementary benefit riders may be subject to underwriting, and your election of an option may result in restrictions upon some of the policy benefits, including availability of investment options.
More About Certain Optional Benefits

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy. There is no additional tax benefit to you if the policy is purchased through a tax-qualified plan. If we pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax, with any portion not treated as a return of your premiums includible in your income. Distributions also are subject to tax penalties under some circumstances.
Tax Consequences of Owning a Policy

CONFLICTS OF INTEREST
Investment Professional Compensation
Some investment professionals may receive compensation for selling the policy, including by means of commissions and revenue sharing arrangements. These investment professionals may have a financial incentive to offer or recommend this policy over another investment.
Commissions Paid to Dealers
Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own, and you should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.
Commissions Paid to Dealers

Overview of the Policy
Purpose
The purpose of the policy is to provide lifetime protection against economic loss due to the death of the insured person and to help you accumulate assets through an investment portfolio. Fees, expenses and tax implications can make variable life insurance unsuitable as a short-term savings vehicle.
Premiums
We call the investments you make in the policy “premiums” or “premium payments.” The Minimum Initial Premium is a dollar amount that is stated in your policy specifications and that must be paid to us in full before your policy will take effect. Premium payments after the initial premium may not be required, but you must pay enough premium to keep the policy in force. That’s why the policy is called a “flexible premium” policy. After the payment of the initial premium, premiums may be paid at any time and in any amount, subject to the need to pay enough premium to keep the policy in force, and to limitations on maximum premium amount.
Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. In addition, in order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments.
From each premium payment you make, we deduct the applicable premium charges identified in the FEE TABLE. We invest the rest (the “net premium”) in the variable investment accounts or fixed account as you’ve elected.
The policy offers a number of variable investment accounts. You can find some important information about each portfolio in the APPENDIX, but for a full description of each portfolio, including the investment objectives and strategies, policies, restrictions, and risks, you should read the portfolio’s prospectus carefully before investing in the corresponding variable investment account.
You can also allocate account value to the fixed investment option (where it is credited with rates of interest that we declare from time to time but will never be less than a minimum rate guaranteed in your policy specifications). If the surrender value is insufficient to pay the charges when due your policy can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premium or because the investment performance of the variable investment accounts you’ve chosen has been poor.
Policy Features
Death benefit. When the insured person dies, we will pay the death benefit minus any outstanding loans. There are three ways of calculating the death benefit. You choose which one you want in the application.
• Option A – The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described below).
• Option B – The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death, or (2) the minimum insurance amount.
• Option M – The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit (as described below), or (2) the minimum insurance amount.
Surrender of the policy. You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt plus, if surrender occurs in the first three policy years, a refund of all sales charges deducted within 365 days prior to the date of surrender. This is called your “surrender value.”
Partial Withdrawals. You may make a partial withdrawal of your surrender value at any time. Each withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. Your account value is automatically reduced by the amount of the withdrawal and the charge.
Policy loans. If your policy is in force and has sufficient account value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $1,000. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. If there is an outstanding loan the amount of the loan and accrued interest will be deducted from the death benefit and other policy proceeds.

Supplementary benefit riders. When you apply for the policy, you can request any of the below-listed supplementary benefit riders that we make available. Availability of riders varies from state to state. Charges for most riders will be deducted monthly from the account value. Some riders may not be available in combination with other riders or benefits.
• Enhanced Cash Value Rider
You can find information about the fees we charge for these riders under “Transaction Fees” in the Fee Table below. We also offer, at no charge, a dollar cost averaging (“DCA”) program and an asset allocation balancer program.

Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the policy. Please refer to your policy specifications for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy, or transfer account value between investment options.
TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Maximum sales charge(1)	Upon payment of premium
9% of Target Premiums paid in policy
years 1-10
5% of Target Premiums paid in policy
years 11-20
3% of Target Premiums paid in policy year
21 and thereafter
3% of any premium paid in excess of
Target Premiums in any policy year

Premium tax charge	Upon payment of premium	2.35% of each premium paid
DAC tax charge	Upon payment of premium	1.25% of each premium paid
Maximum partial withdrawal charge	Upon making a partial withdrawal	Lesser of 2% of withdrawal amount or $20
Enhanced Cash Value Rider(2)	Upon payment of premium	0.50% of premiums paid in policy years 1-7
(1) The current charge is 9% for policy years 1-10, 3% for policy years 11-20 and 0% thereafter. The “Target Premium” for each policy year is determined at the time the policy is issued and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.
(2) The charge is not imposed on that portion of premiums paid in any policy year that exceeds an amount equal to the Target Premium times the ratio of Total Sum Insured at issue divided by Basic Sum Insured at issue.
The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.
PERIODIC CHARGES OTHER THAN ANNUAL PORTFOLIO EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Base Policy Charges:
Insurance charge(1):	Monthly
Minimum charge		$0.10 per $1,000 of AAR
Maximum charge		$165.34 per $1,000 of AAR
Charge for a representative insured person		$0.28 per $1,000 of AAR
Maximum administrative charge	Monthly	$4.00 plus 6¢ per $1,000 of Basic Sum Insured at issue
Issue charge(2):	Monthly
Minimum charge		$12.50 during first 3 policy years only plus 11¢ per $1,000 of Basic Sum Insured at issue
Maximum charge		$12.50 during first 3 policy years only plus 81¢ per $1,000 of Basic Sum Insured at issue
Charge for a representative insured person		$12.50 during first 3 policy years only plus 17¢ per $1,000 of Basic Sum Insured at issue

PERIODIC CHARGES OTHER THAN ANNUAL PORTFOLIO EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Guaranteed Minimum Death Benefit charge(3)	Monthly, starting in policy year 11	2¢ per $1,000 of Basic Sum Insured
M & E charge(4)	Daily from separate account assets	0.001% of assets
Maximum policy loan interest rate(5)	Accrues daily Payable annually	4.50% annual rate
(1) The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The “minimum” rate shown in the table is the rate in the tenth policy year for a policy issued to cover a 20 year old fully underwritten female standard non- tobacco underwriting risk. The “maximum” rate shown in the table is the rate in the first policy year for a policy issued to cover a 99 year old. This includes the so-called “extra mortality charge.” The “representative insured person” referred to in the table is a 45 year old fully underwritten male standard non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock USA representative.
(2) The second part of the issue charge is deducted only during the first 10 policy years and varies by the issue age of the insured person. The “minimum” rate shown in the table is for a policy issued to a 20 year old. The “maximum” rate shown in the table is for a policy issued to an 85 year old. The “representative insured person” referred to in the table is a 35 year old. The charges shown in the table may not be particularly relevant to your current situation. For more information about issue charges, talk to your John Hancock USA representative.
(3) This charge only applies if the guaranteed minimum death benefit feature is elected to extend beyond the tenth policy year.
(4) This charge only applies to separate account assets (i.e., those assets invested in the variable investment options). The charge does not apply to the fixed investment option. The effective annual rate equivalents of the actual unrounded daily rates charge are .40% on a guaranteed basis and .20% on a current basis.
(5) 4.50% is the maximum effective annual interest rate we can charge and applies only during policy years 1-20. The effective annual interest rate is 4.00% for policy year 21 and thereafter (although we reserve the right to increase the rate after the twentieth policy year to as much as 4.25%). The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.00%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.
The next item shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the policy. A complete list of the portfolios available under the policy, including their annual expenses, may be found at the back of this document.
Annual Portfolio Expenses	Minimum	Maximum
Range of expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.39%	2.58%

General Description of the Policy
Policy Rights
Owner and beneficiary. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.
While the insured person is alive, you will have a number of options under the policy. These options include:
• Determine when and how much you allocate to the variable investment accounts and any fixed investment option
• Borrow or withdraw amounts you have in the variable investment account and any fixed investment option
• Change the beneficiary who will receive the death benefit
• Change the amount of insurance
• Surrender the policy for its surrender value
• Choose the form in which we will pay out the death benefit or other proceeds
You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person’s death. Until the death of the insured person you can change your beneficiary by written request. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.
Allocation of Premiums
All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market variable investment account. After the Issue Date but prior to the Allocation Date, net premiums received are allocated to the Money Market variable investment account. The “Allocation Date” of the policy is the tenth day after the Issue Date. The Issue Date is shown in your policy specifications. On the Allocation Date, the net premiums paid plus return credited, if any, will be allocated among the variable investment accounts or the fixed investment option in accordance with the policy owner’s instructions. Any net premium received on or after the Allocation Date will be allocated among variable investment accounts or the fixed investment option as of the business day on or next following the date the premium is received at the Service Office. In your application for a policy, you give us your initial instructions as to how you wish your initial and future premium payments to be allocated among the variable investment and fixed investment options. Your instructions must be in percentages that add up to 100%. By written request and at any time, you may change the variable investment accounts or fixed investment option in which future premium payments will be invested.
There are restrictions that may limit the variable investment account and fixed investment options that you may choose, as well as limitations on the transfer of account value among those options. Specifically, all value you have in the variable investment accounts will automatically be transferred to the fixed investment option, and, so long as you continue to receive any of those benefits, you will not be permitted to allocate any additional amounts to the variable investment account.
Transfers of Account Value
You may transfer your account value from one variable investment account or fixed investment option to another, subject to the limitations discussed below. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.
We have adopted policies and procedures with respect to frequent transfers of account value among variable investment accounts.

Limitations on transfers to or from a variable investment account. Our current practice is to restrict transfers into or out of variable investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market variable investment account even if the two transfers per month limit has been reached, but only if 100% of the account value in all variable investment accounts is transferred to the Money Market variable investment account. If such a transfer to the Money Market variable investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market variable investment account to any other variable investment account or any fixed investment option may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading.
Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the variable investment accounts in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment account into a second variable investment account, the values can only be transferred out of the second variable investment account if they are transferred into the Money Market variable investment account; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market variable investment account may not be transferred out of the Money Market variable investment account into any other variable investment account or any fixed investment option for 30 calendar days.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the variable investment accounts in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any variable investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.
We will apply these limitations uniformly to each class of policies.
Frequent transfers among variable investment accounts. Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment accounts on a daily basis and allow transfers among variable investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in any variable investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the variable investment account’s portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Limitations on transfers out of the fixed investment option. Transfers out of the fixed investment option are currently subject to the following restrictions.
• You can only make such a transfer once in each policy year.

• Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.
• The most you can transfer at any one time is the greater of (i) $500, (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.
We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option.
If there is a default as described in the “Lapse and Reinstatement” provision and a “grace period” is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.
Potential additional limitations. We reserve the right to take other actions to restrict transfers, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain variable investment accounts, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the portfolio. We may also impose additional administrative conditions upon or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right. A portfolio also may require us to impose additional trading restrictions if violations of its policies against frequent or disruptive trading in its shares are discovered.
Dollar cost averaging and asset allocation balancer programs. We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one variable investment account into any other variable investment account or a fixed investment option. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. We do not apply any minimum amount requirements for participation in the DCA program. You can participate in both the dollar cost averaging and asset rebalancing programs at the same time. Under the asset allocation balancer program you will designate an allocation of account value among variable investment accounts. We will move amounts among the variable investment accounts at specified intervals you select -annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. This asset allocation balancer program only applies to account value in the variable investment accounts. No fee is charged for these programs. We reserve the right to cease to offer these programs as of 90 days after written notice is sent to you.
General Account
The fixed investment option is part of our general account. Our general account consists of all assets owned by us other than those in the Separate Account and any other separate accounts which we have established and may establish. Any interest credited to a policy owner from an investment in a fixed investment option and any guaranteed benefits we may provide under the policy that exceed the value of amounts held in the Separate Account will be paid from the Company’s general account and will be subject to the Company’s financial strength and claims paying ability. Subject to applicable law, John Hancock USA has sole discretion over the investment of the assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. John Hancock USA bears full investment risk for all amounts allocated to the fixed investment option.
Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been and will not be registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts. Disclosures regarding the general account, however, are subject generally to applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in the prospectus.
The fixed investment option. Account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine and that depends on a number of significant considerations in addition to the actual investment experience we expect for the general account. We currently offer only one fixed investment option—the standard fixed investment option. The effective annual rate we declare for the standard fixed investment option will be at least 4%. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment option, but we are under no obligation to do so. Any interest we credit in excess of the guaranteed interest crediting rate will be based on our sole discretion. Additionally, interest credited on a non-guaranteed basis varies over time is rarely the same year-over-year and there may be extended periods of time during which no interest above the guaranteed minimum is declared.

Premiums
Purchase Procedures
Generally, the policy is available with a minimum Total Sum Insured at issue of $50,000. At the time of issue, the insured person must have an attained age of at least 20 and no more than 85. The insured person must meet certain health and other insurance risk criteria called “underwriting standards.”
Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.
The Minimum Initial Premium is set forth in your policy specifications. Factors that determine the minimum initial premium amount generally include the insured persons’ age, sex and risk classification including any additional ratings; the Total Sum Insured and election of any Additional Sum Insured; choice of Death Benefit Option A vs. Option B vs. Option M; and any selected supplementary benefit riders. Premium payments after the initial premium may not be required, but you must pay enough premium to keep the policy in force. That’s why the policy is called a “flexible premium” policy.
If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock USA Service Office at the appropriate address shown on the back cover of this prospectus. We will also accept premiums by wire or by exchange from another insurance company, or via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method).
Premium Amount
In addition to the Minimum Initial Premium, your policy specifications will also show the “Planned Premium” that you chose for the policy. Payment of Planned Premiums is not necessarily required, however. You need only pay enough premium to keep the policy in force.
The amount and frequency of the Planned Premium are determined by you, in consultation with your financial advisor, based upon your financial objectives for the policy. Depending upon the amount and timing of your actual premium payments, investment results, changing objectives and other factors, you may need to change the amount and frequency of your premium payments from the Planned Premium amount in order for the policy to continue to support your financial objectives. You may be required to pay additional premiums beyond the Planned Premium amount in order to keep your policy from lapsing. You should request in-force illustrations periodically in order to help assure that you are keeping on track with your objectives.
Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. Also, in order to limit our exposure to unanticipated investment risk, we may refuse to accept additional premium payments. For example, with large premium payments in an environment of decreasing interest rates, we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed investment option guarantees. Excessive allocations may also interfere with the effective management of our variable investment accounts, if we are unable to make an orderly investment of the additional premium into the variable investment accounts. Also, we may refuse to accept or limit an amount of premium if the amount of the premium would increase our insurance risk exposure, and the insured person doesn’t provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.
We will notify you in writing of our refusal to accept premium and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.
Premium Due Dates
Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., “lapse”) for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy’s surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day “grace period” to make that payment. If the guaranteed minimum death benefit feature is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. If you don’t pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease.
Guaranteed Minimum Death Benefit Feature
This feature is available only if the insured person meets certain underwriting requirements and only if you’ve elected death benefit Option A or Option M. The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:
• any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time, and
• on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.
The Guaranteed Minimum Death Benefit Premium (or “GMDB Premium”) is defined in the policy and is “due” on each monthly deduction date. The term monthly deduction date is defined under “Procedures for issuance for a policy.” On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.
No GMDB Premium will ever be greater than the so-called “guideline premium” for the policy as defined in section 7702 of the Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option. The GMDB Premium varies from policy to policy based upon a number of factors, including each insured person’s issue age, insurance risk characteristics and (generally) gender.
If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have until the second monthly deduction date after default to make that payment. If you don’t pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the policy anniversary on which default occurred. If it is reinstated more than 1 year after such policy anniversary, we will require evidence that the insured person still meets our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.
The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured.
If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

Standard Death Benefits
Standard Death Benefits
Effectiveness and Policy Date. After you apply for a policy, we gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person’s risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. The policy will take effect only if all of the following conditions are satisfied:
• The policy is delivered to and received by the applicant.
• The Minimum Initial Premium is received by us.
• The insured person is living and there has been no deterioration in the insurability of the insured person since the date of the application.
If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “Policy Date.” That is the date on which we begin to take monthly deductions. Policy months, policy years and policy anniversaries are all measured from the Policy Date. Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case.
Temporary insurance coverage. If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.
Option A, Option B, and Option M. When the insured person dies, we will pay the death benefit minus any outstanding loans. There are three ways of calculating the death benefit. You must choose which one you want in the application. The three death benefit options are:
• Option A – The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described below).
• Option B – The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death, or (2) the minimum insurance amount.
• Option M – The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit (as described below), or (2) the minimum insurance amount.
For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A or Option M. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A or Option M than under Option B for the same premium payments.
Poor investment performance of the portfolios, expenses, and deduction of charges under the policy all will reduce the policy value and surrender value and may also reduce the death benefit. However, favorable investment performance may increase the policy value, surrender value, and death benefit. Therefore, if you experience better investment performance or lower expenses and charges than you assumed, you may be able to reduce your premium payments while maintaining the death benefit and other values under your policy; or if you continue to pay premiums at the same level, the death benefit and other values under your policy may increase. Conversely, if the investment performance falls short of what you assumed, or the expenses or charges are higher, the death benefit and other values under your policy may decrease unless you pay additional premiums.
Basic Sum Insured and Additional Sum Insured. Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it cannot exceed 400% of the Basic Sum Insured.

You should consider a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. For the same amount of premiums paid, the charges deducted from premiums and from the account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy’s surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.
Generally, you will incur lower charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the policy’s Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.
If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage. Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences.
Minimum insurance amount. In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law—
the “guideline premium and cash value corridor test” and the “cash value accumulation test.” When you elect the death benefit option, you must also elect which test you wish to have applied. The guideline premium and cash value corridor test cannot be elected if Option M is chosen as the death benefit option. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date (plus any refund of sales charges that might be due if the policy were surrendered on that date) by the death benefit factor applicable on that date.
In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date (plus any refund of sales charges that might be due if the policy were surrendered on that date) by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. Regardless of which test you elect, a table showing the required death benefit factor for each policy year will appear in the policy.
As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the “7 pay” limit for the full 7 years. The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.
Calculation and payment of the death benefit. We will ordinarily pay any death benefit within seven days after we receive the last required form or request and any other documentation that may be required. You may choose to receive proceeds from the policy as a single sum. If we do not have information about the desired manner of payment within seven days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out terms of the option in full. Please contact our Service Office for more information.

Changes you may make. Subject to certain limitations and conditions, you may request a change from death benefit Option 2 to Option 1 or a reduction in your policy’s Face Amount. However, you may not request a change from Option 1 to Option 2 or a Face Amount increase.
Additional Information About Standard Death Benefits
Requesting an increase or decrease in coverage. The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, we may approve an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. Generally, any increase will be effective on the next policy anniversary following the date we approve the request.
The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, we may approve a reduction in the Additional Sum Insured, but only if:
• the remaining Total Sum Insured will be at least $100,000, and
• the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.
We may refuse any decrease in the Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. An approved decrease will take effect on the monthly deduction date on or next following the date we approve the request.
Change of death benefit option. At any time, you may request to change your coverage from death benefit Option B to Option A. Our administrative systems do not currently permit any other change of death benefit option. Such changes may be permitted in the future, but that is not guaranteed.
Tax consequences of coverage changes. If you change the death benefit option, the Federal tax law test (“guideline premium and cash value corridor test” or “cash value accumulation test”) that you elected at issue will continue to apply.
A change in the death benefit option or Total Sum Insured will often change the policy’s limits under the Federal tax law test that you elected. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to (i) refund account value (if the guideline premium test was elected) or (ii) increase the death benefit (if the cash value accumulation test was elected), which may have the effect of increasing cost of insurance charges under the policy.
Limitations on payment of death benefit. If the insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals. Also, if an application misstated the age or sex of the insured person, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charge.

Surrenders and Partial Withdrawals
Surrender and Partial Withdrawals
You may surrender the policy in full at any time, in which case we will pay you the policy’s full surrender value and coverage under the policy and any riders and other benefits under the policy will cease. You may take a partial withdrawal of your surrender value at any time. The amount of payment you will receive upon a surrender or withdrawal is based on values calculated as of the day we receive your request in good order or, if that is not a business day, on the next day that is. We generally pay that amount to you within seven days thereafter.
Additional Information Regarding Surrender and Withdrawal
The surrender of the policy terminates the life insurance coverage and other policy benefits. If you surrender your policy, we will pay you the account value less any policy debt plus, if surrender occurs in the first three policy years, a refund of all sales charges deducted within 365 days prior to the date of surrender. You must return your policy when you request a full surrender.
You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. The amount in each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months’ worth of monthly charges. We also reserve the right to refuse any partial withdrawal that would cause the policy’s Total Sum Insured to fall below $100,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options and under the guaranteed minimum death benefit feature. Under Option A or Option M, such a partial withdrawal will reduce the Total Sum Insured. Under the guaranteed minimum death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A “Terminated ASI Withdrawal Amount” is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described under “Lapse and reinstatement.” The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Loans
Availability of Loans, Limitations and Interest
If your policy is in force and has sufficient account value, you may borrow from it at any time after it has been in effect for 1 year by completing the appropriate form. We process policy loans as of the business day on or next following the day we receive the loan request. You can repay all or part of a loan at any time. Policy loans permanently affect the calculation of your policy value and may also result in adverse tax consequences. The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.
Generally, the minimum amount of each loan is $1,000. The maximum amount you can borrow is determined by a formula as described in your policy, but generally is equal to 90% of your account value.
Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. The interest charged on any loan is currently an effective annual rate of 4.50% in the first 20 policy years and 4.00% thereafter. However, we reserve the right to increase the percentage after the 20th policy year to as much as 4.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.00%.
Effect of Loans on Cash Value and Death Benefit
Unless otherwise specified by you, the amount of the loan is deducted from the variable investment accounts and any fixed investment option in the same proportion as the account value is then allocated among them. Amounts in the loan account do not participate in the investment experience of the variable investment accounts or the fixed investment option, and therefore loans can affect the account value and death benefit whether or not the loan is repaid. The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the variable investment accounts or any fixed investment option and the special loan account will generally have different rates of investment return.
Other Effects of Loans
Taking a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your policy loan, there is not enough surrender value to cover the policy charges, your policy could lapse. Also, whenever the outstanding loan equals or exceeds 90% your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.
The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a distribution from your policy because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states.
Loan Repayments
You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:
• The repayment will be applied to the policy value by transferring amounts from the loan options to other investment options as follows:
• First, an amount transferred to the fixed investment option that is equal to the remaining loan repayment multiplied by the ratio of the amount borrowed from the fixed investment option divided by the sum of the amounts borrowed from the fixed investment option and the variable investment options, if any.

• The remainder of the repayment, if any, will be allocated among the investment options in the same way a new premium payment would be allocated (unless otherwise specified by you).
If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment. Loan repayments received prior to the close of the New York Stock Exchange (“NYSE”) will be applied on the same day it was received. Loan repayments received after the close of the NYSE will be applied as of the next business day.

Other Benefits Available Under the Policy
In addition to the standard death benefits associated with your policy, other standard and/or optional benefits may also be available to you. The following tables summarize information about those benefits. Information about the fees associated with each benefit included in the tables may be found in the FEE TABLE.
STANDARD BENEFITS
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Dollar cost averaging
Under the dollar cost averaging program, you will
designate an amount that will be transferred
monthly from one variable investment account into
any other variable investment account or a fixed
investment option.
We reserve the right to cease to offer this program after written notice to you.
Asset allocation balancing
Under the asset allocation balancer program, you
will designate a percentage allocation of account
value among variable investment accounts. We will
automatically transfer amounts among the variable
investment accounts at intervals you select
(annually, semi-annually, quarterly, or monthly) to
reestablish your chosen allocation.
We reserve the right to cease this program after written notice to you.

OPTIONAL BENEFITS
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Enhanced Cash Value Rider	To add an amount (calculated pursuant to a formula in the rider) to the proceeds payable to the policy owner if the owner surrenders the policy during the first seven policy years.	This benefit does not apply to a surrender pursuant to non-taxable exchange, and this rider does not increase the amount available for a policy loan.

More About Certain Optional Benefits
When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. You may request an example illustrating the operation of any of the following optional supplementary benefit riders by contacting the Service Office at 1-800-732-5543. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in your policy specifications. We may add to, delete from or modify the list of optional supplementary benefit riders.
• Enhanced Cash Value Rider. In the application for the policy, you may elect to purchase the Enhanced Cash Value Rider. This rider provides an enhanced cash value benefit (in addition to the surrender value) if you surrender the policy within the first seven policy years. The amount of the benefit will be shown in the “Policy Specifications” section of the policy. The benefit is also included in the account value when calculating the death benefit. Election of this rider could increase your insurance charge since it affects our amount at risk under the policy. The amount available for partial withdrawals and loans are based on the surrender value and will in no way be increased due to this rider.

Taxes
Tax Consequences of Owning a Policy
Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. This material does not constitute tax or legal advice and neither John Hancock USA nor any of its agents, employees or registered representatives are in the business of offering such advice.
Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do distribute any amount of your account value, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Distributions for tax purposes include amounts received upon surrender or partial withdrawals and may include the charges for certain supplementary benefit riders as described below. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. Amounts you borrow are generally not taxable to you. If you use policy value to pay down a policy loan, the amount so applied will be treated as a distribution.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part.
Some of the tax rules change if your policy becomes a “modified endowment contract.” This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans.
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. We will monitor compliance with these standards. If we determine that a policy does not satisfy the definition of life insurance under section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludible from the beneficiary’s gross income under section 101 of the Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the account value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals and reductions in face amount that result in a distribution that is required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 72(e) of the Code. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Tax Consequences of Electing Certain Supplementary Benefit Riders
Cash value enhancement rider. If you have elected the Enhanced Cash Value Rider, we will not treat the rider charge as a distribution from your life insurance policy for federal income tax purposes, however, such charge will reduce your investment in the policy.
Effect on the Company’s Taxes
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Principal Risks of Investing in the Policy
Lapse Risk
If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment options you’ve chosen has been poor or because of a combination of both factors. Since withdrawals and policy charges reduce your account value, these also increase the risk of lapse. Policy loans also increase the risk of lapse. There is no guarantee that your policy will not lapse even if you pay your planned premium.
Investment Risk/Risk of Loss
The policy offers a number of variable investment accounts, as listed in the APPENDIX. The investment performance of any variable investment account may be good or bad, and you may lose money on amounts you invest in a policy. Your account value will increase or decrease based on the investment performance of the variable investment accounts you’ve chosen. The variable investment accounts cover a broad spectrum of investment styles and strategies, some variable investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the portfolios. The death benefit may also increase or decrease with investment experience.
An investment in a policy is also subject to risks related to John Hancock USA, including that the obligations (including under the fixed investment option), guarantees, or benefits are subject to the claims-paying ability of John Hancock USA. Information about John Hancock USA, including its financial strength ratings, is available upon request from your John Hancock USA representative. Our current financial strength ratings can also be obtained by contacting the Service Office at 1-800-732-5543.
Transfer Risk
There is a risk that you will not be able to transfer your account value from one variable investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed investment option are more restrictive than those that apply to transfers out of variable investment accounts. If you purchase certain supplementary benefit riders you will be subject to special transfer restrictions.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long term investors.
Early Surrender or Withdrawal Risk/Not a Short-Term Investment
This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Depending on the account value at the time you are considering surrender, there may be little or no surrender value payable to you.
Tax Risks
In order for you to receive the tax benefits extended to life insurance under the Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring, which can have adverse tax consequences. If the policy were determined not to qualify as life insurance under the Code, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “tax-deferred inside build-up” that is a major benefit of life insurance.
There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made unless your policy is a “modified endowment contract,” surrender or lapse of the policy with a loan outstanding would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds (including surrender or withdrawal proceeds) under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.
There are tax risks associated with the election of certain supplementary benefit riders. (See “Tax Consequences of Electing Certain Supplementary Benefit Riders”).
Cybersecurity Risks
Our business and operations are highly dependent upon the effective operation of our computer systems and those of our third-party business partners. As a result, there are potential operational and information security risks associated with attack, damage, or unauthorized access to the technologies and systems on which our business depends. These risks include, among other things, the unauthorized access, theft, loss, misuse, corruption, and destruction of data maintained online or digitally, denial of service on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying portfolios, intermediaries, and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, cyber-attacks may interfere with the processing of actions taken on your policy, including the processing of transactions and orders from our website or with the underlying portfolios, impact our ability to calculate unit values or an underlying portfolio to calculate a net asset value, or cause the release and possible destruction of confidential customer or business information. Cybersecurity risks may also impact the issuers of securities in which the underlying portfolios invest, which may cause the portfolios underlying your policy to lose value. While measures have been implemented that are designed to reduce cybersecurity risks, there can be no guarantee or assurance that we, the underlying portfolios, or our service providers will not suffer losses affecting your policy due to cyber-attacks or information security breaches in the future.

Additional Information Regarding the Policy
Charges
Under the policies, we deduct the charges discussed immediately below under “Deductions from premium payments” and “Deductions from account value.” Although the Fee Table in this prospectus provides disclosure about the maximum rates we are permitted to charge, we currently deduct some of the charges at less than those maximum rates. As a general matter, however, we also are permitted to increase or decrease the rate at which we are deducting any charge, provided that the rate can never exceed the maximum set forth in your policy (including in any applicable supplementary benefit rider) and as disclosed in the Fee Table. By contacting the John Hancock USA Service Office or your John Hancock USA representative at any time, you can obtain information about the then-current rate of any charges that are applicable to your particular circumstances and/or obtain a personalized illustration that will demonstrate the manner in which those specific current charges impact the values under your policy.
Deductions from premium payments.
Premium tax charge. A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.
DAC tax charge. A charge to cover the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.
Sales charge. A charge to help defray our sales costs. The current charge is 9% of premiums received in each of the first 10 policy years up to the Target Premium, 3% of premiums received in each of policy years 11 through 20 up to the Target Premium, and 0% of premiums received in each policy year thereafter up to the Target Premium. We reserve the right to increase the percentages for policy years 11 through 20 and thereafter up to 5% and 3%, respectively. No charge is currently deducted from premiums received in excess of the Target Premium, but we reserve the right to impose such a charge of up to 3% of such excess premiums received in any policy year. The “Target Premium” is determined at the time the policy is issued and will appear in the “Policy Specifications” section of the policy.
Enhanced Cash Value Rider charge. A charge imposed if you elect this rider. The charge is .50% of premiums received in each of the first seven policy years. The charge is imposed on premiums received in each policy year up to an amount equal to the Target Premium times the ratio of the Total Sum Insured at issue divided by the Basic Sum Insured at issue.
Deductions from account value.
Issue charge. A monthly charge to help defray our administrative costs. This charge has two parts: (1) a flat dollar charge of $12.50 deducted only during the first three policy years, and (2) a charge per $1,000 of Basic Sum Insured at issue that varies by age and that is deducted only during the first ten policy years. Both parts of this charge will appear in the “Policy Specifications” section of the policy. As an example, the second part of this monthly charge for a 45 year old is 17¢ per $1,000 Basic Sum Insured.
Administrative charge. A monthly charge to help defray our administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $4 (currently $2.50), and (2) a charge of up to 6¢ per $1,000 of Basic Sum Insured at issue (currently 2¢ per $1,000 of Basic Sum Insured at issue).
Insurance charge. A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person’s attained age increases. (The insured person’s “attained age” on any date is his or her age on the birthday nearest that date). Higher current insurance rates are generally applicable to policies issued on a “guaranteed issue” basis, where only very limited underwriting information is obtained. This is often the case with policies issued to trustees, employers and similar entities.

M & E charge. A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .20% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .40%.
Guaranteed minimum death benefit charge. A monthly charge beginning in the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1¢ per $1,000 of Basic Sum Insured and is guaranteed not to exceed 2¢ per $1,000 of Basic Sum Insured.
Partial withdrawal charge. A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20.
Supplementary benefit rider charges. A charge for any supplementary insurance benefits added to the policy by means of a rider. Maximum charges for the various riders are shown in the Fee Table above under “Transaction Fees” or “Periodic Charges Other than Annual Portfolio Expenses,” as appropriate. These charges are also specified in the rider’s provisions or the policy specifications. You can obtain information about the specific charges applicable to you from your John Hancock USA representative.
Loan interest charge. We will charge interest on any amount you borrow from your policy. 4.50% is the maximum effective annual interest rate we can charge and applies only during policy years 1-20. The effective annual interest rate is 4.00% for policy year 21 and thereafter (although we reserve the right to increase the rate after the twentieth policy year to as much as 4.25%). The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.00%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.
Charges at the portfolio level. The portfolios must pay investment management fees and other operating expenses from portfolio assets. These fees and expenses are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any variable investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year. See APPENDIX.
Additional Information About How Certain Policy Charges Work
The sales charges help to compensate us for the cost of selling our policies. The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the administrative charge may also be recovered from such other sources. We also may make a profit from any charge and can use any such profits to defray any of our expenses under the policies or for any other proper corporate purpose.
Unless we agree otherwise or you do not have sufficient funds in any fixed investment option or variable investment accounts, we deduct the monthly deductions from your policy’s variable investment accounts and any fixed investment option in proportion to the amount of account value you have in each of those accounts.
Other Charges We Could Impose in the Future
Except for the DAC tax charge, we currently make no specific charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Separate Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected accounts. However, we expect that no such charge will be necessary.
We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes. Our right to increase any charge up to the maximum rate shown in the policy specifications applies to then outstanding policies, as well as to policies issued after the increase.
Commissions Paid to Dealers
We pay compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. The compensation paid is not expected to exceed the following schedule: policy year 1, 19.5% of the premium paid up to the first tier and 3.25% of any excess premiums; policy years 2-5, 16.5% of the premium paid to the first tier and 3.25% of any excess premiums; policy years 6-10, 15% of the premium paid up to the first tier and 3% of any excess premiums; and policy years 11+, 3% of the premium paid to the first tier and 2% of any excess premiums. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives.
To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information (the “SAI”).
Lapse and Reinstatement
Lapse. Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., “lapse”) for failure to pay charges due under the policy. Therefore, a policy could lapse eventually if increases in account value (prior to deduction of policy charges) are not sufficient to cover policy charges. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy’s surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day “grace period” to make that payment. If you don’t pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse.
Reinstatement. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., “reinstate”) it within 1 year from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit feature is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.
Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.
Variations
Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. Specific variations from the information appearing in this prospectus which are required due to insurance laws and regulations are contained in your policy, or in riders or endorsements attached to your policy. You should refer to your policy for these state specific features.
We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies, subject to the maximum charges described in this prospectus. For example, with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us, we may offer the policies with reduced charges or with additional or enhanced features or benefits. We will make these programs available in accordance with our established administrative procedures in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for such a program are: (i) the nature of the association and its organizational framework; (ii) the method by which sales will be made to the members of the class; (iii) the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; (iv) the anticipated lapse and surrender rates of the policies; (v) the size of the class of associated individuals and the number of years it has been in existence; (vi) the aggregate amount of premiums paid; and (vii) any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges or feature or benefit enhancement will be reasonable and will apply uniformly to all prospective policy investors in the class and will not unfairly discriminate against any owner.
Policy or Separate Account Changes
We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.
In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include the following:
• Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws
• Adding or removing fixed investment options or variable investment accounts
• Combining variable investment accounts
• Closing the variable investment accounts to new allocations or transfers
• Changes in the form of organization of any separate account
Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.
We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Separate Account to another separate account or subaccount, (2) to deregister the Separate Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.
When We Pay Policy Proceeds
We will ordinarily pay any death benefit, withdrawal, surrender value or loan within seven days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). You may choose to receive proceeds from the policy as a single sum. If we do not have information about the desired manner of payment within seven days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including those listed below.
• Option 1 - Proceeds left with us to accumulate with interest
• Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out
• Option 2B - Equal monthly payments for a specified period of time
• Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years
• Option 4 - Equal monthly payments for life with no refund
• Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven’t been paid out
You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out terms of the option in full. Please contact our Service Office for more information.
We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.
We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment account if (1) the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the variable investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.
State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to six months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

General Description of Registrant, Depositor and Portfolios
Depositor
Your policy is issued by John Hancock Life Insurance Company (U.S.A.), 200 Berkeley St., Boston, MA 02116.
Registrant
The “registrant” of the policies with the SEC is the John Hancock Variable Life Account S, a separate account operated by us under Michigan law (the “Separate Account”). Each subaccount of the Separate Account invests its assets in one of the portfolios shown in the APPENDIX.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any obligations of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets. All obligations under the policies (including under any fixed investment option), guarantees, or benefits are obligations of John Hancock USA and are subject to its claims paying ability.
We normally compute account values for each business day as of the close of the NYSE on that day (usually 4:00 p.m. Eastern time). In case of emergency or other disruption resulting in the NYSE closing at a time other than the regularly scheduled close, the close of our business day may be the regularly scheduled close of the NYSE or another time permitted by the SEC and applicable regulations. Over time, the amount you’ve invested in any variable investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding portfolio and had reinvested all of that portfolios’ dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Charges at the portfolio level.” For certain policy years, we also will apply a policy credit to your account value.
Portfolios
Information regarding each portfolio, including (i) its name; (ii) its investment objective; (iii) its investment adviser and any sub-investment adviser; (iv) current expenses; and (v) performance is available in the APPENDIX to this prospectus. Each portfolio has issued a prospectus that contains more detailed information about the portfolio. You can obtain the prospectus (hard copy or electronic) and additional information about any portfolio, at the addresses or phone number set forth in the first paragraph of the APPENDIX. On each business day, shares of each series are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the NYSE is open for trading.
We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid. We normally calculate the unit values for each variable investment account once every business day as of the close of that day, usually 4:00 p.m. Eastern time. Sales and redemptions within any variable investment account will be transacted using the unit value calculated as follows after we receive your request either in writing or other form that we specify: If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.
Voting Portfolio Shares
We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares and other shares for which we receive no instructions) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in separate accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote. The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.
We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions.
We determine the number of a portfolio’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s variable investment account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote.
Legal Proceedings
There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policy.
Financial Statements
The financial statements of the Separate Account, as well as the consolidated financial statements of John Hancock USA are in the SAI. The financial statements of John Hancock USA have relevance for the policies only to the extent that they bear upon its ability to meet its obligations under the policies. You may request an SAI by contacting our Service Office at a phone number or address shown on the back cover of this prospectus.

Appendix: Portfolios Available Under The Policy
The following is a list of portfolios available under the policies. More information about the portfolios is available in the prospectuses for the portfolios, which may be amended from time to time. You can find the prospectuses and other information about the portfolios at dfinview.com/JohnHancock/TAHD/VMPP?site=Majestic. You can also request this information at no cost by calling 1-800-732-5543 or by sending an email request to webmail@jhancock.com.
The current expenses and performance information below reflect fees and expenses of the portfolios, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each portfolio’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23) (%)
			1-Year	5-Year	10-Year
To approximate the aggregate total return of a broad-based U.S. domestic equity market index.	500 Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.25%*	25.95	15.40	11.75
To seek income and capital appreciation.	Active Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.66%	6.48	1.67	2.40
To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Asset Allocation Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.93%	13.90	8.80	6.86
To seek to provide long-term growth of capital.	American Global Growth Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	1.06%*	22.12	13.20	9.17
To seek to provide growth of capital.	American Growth Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.97%*	37.99	18.24	13.94
To seek to provide long-term growth of capital and income.	American Growth-Income Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.91%*	25.68	12.95	10.52
To seek to provide long-term growth of capital.	American International Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	1.17%*	15.39	4.44	3.02
To provide long-term growth of capital. Current income is a secondary objective.	Blue Chip Growth Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.77%*	49.59	13.58	12.39
Appendix-1

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23) (%)
			1-Year	5-Year	10-Year
To seek long-term growth of capital.	Capital Appreciation Trust - Series NAV John Hancock Variable Trust Advisers LLC/Jennison Associates LLC	0.76%*	52.95	18.07	14.18
To seek long-term capital appreciation.	Capital Appreciation Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.89%*	18.31	12.48	10.30
To seek total return consisting of income and capital appreciation.	Core Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Allspring Global Investments, LLC	0.63%*	5.89	1.11	1.74
To seek long-term growth of capital.	Disciplined Value International Trust - Series NAV John Hancock Variable Trust Advisers LLC/Boston Partners Global Investors, Inc.	0.79%*	20.05	8.47	3.10
To seek long-term capital appreciation.	Emerging Markets Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP	1.03%*	15.15	5.42	3.06
To provide substantial dividend income and also long-term growth of capital.	Equity Income Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.71%*	9.52	11.15	7.88
To seek growth of capital.	Financial Industries Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.89%*	5.21	9.70	7.08
To seek long-term growth of capital.	Fundamental All Cap Core Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.71%*	35.44	18.38	12.32
To seek long-term capital appreciation.	Fundamental Large Cap Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.73%*	23.49	17.64	10.24
To seek long-term capital appreciation.	Global Equity Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.89%*	20.17	8.99	4.58
Appendix-2

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23) (%)
			1-Year	5-Year	10-Year
To seek long-term capital appreciation.	Health Sciences Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	1.00%*	4.26	10.56	10.94
To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.	High Yield Trust - Series NAV John Hancock Variable Trust Advisers LLC/Western Asset Management Company, LLC	0.81%*	12.87	4.95	3.58
To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.	International Equity Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/SSGA Funds Management, Inc.	0.34%*	15.42	6.97	3.71
To seek long-term capital appreciation.	International Small Company Trust - Series NAV John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP	1.00%*	13.59	7.06	4.27
To provide a high level of current income consistent with the maintenance of principal and liquidity.	Investment Quality Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.71%*	6.57	1.41	2.00
To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Lifestyle Balanced Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.64%	13.72	6.96	5.41
To seek a high level of current income with some consideration given to growth of capital.	Lifestyle Conservative Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.66%*	9.18	3.68	3.34
To seek long-term growth of capital. Current income is also a consideration.	Lifestyle Growth Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.62%	16.97	9.14	6.77
To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income.	Lifestyle Moderate Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.65%*	12.21	5.86	4.73
Appendix-3

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23) (%)
			1-Year	5-Year	10-Year
To seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Balanced Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.76%	12.00	4.67	3.86
To seek current income and growth of capital, while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Conservative Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.75%	5.50	1.80	2.41
To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Growth Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.79%	13.81	5.25	3.76
To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Moderate Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.75%	10.79	4.21	3.78
To seek long-term growth of capital.	Mid Cap Growth Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.90%	18.87	12.39	9.79
Seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index.	Mid Cap Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.41%*	16.00	12.20	8.86
To seek long-term capital appreciation.	Mid Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.96%*	18.65	13.09	9.35
To obtain maximum current income consistent with preservation of principal and liquidity.	Money Market Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.28%*	4.81	1.68	1.07
To seek maximum total return, consistent with preservation of capital and prudent investment management.	Opportunistic Fixed Income Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.88%*	8.21	2.72	2.22
Appendix-4

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23) (%)
			1-Year	5-Year	10-Year
To seek to achieve a combination of long- term capital appreciation and current income.	Real Estate Securities Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.76%*	13.06	7.74	8.00
To seek long-term growth of capital. Current income is incidental to the fund’s objective.	Science & Technology Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.99%*	54.73	18.67	15.76
To seek income and capital appreciation.	Select Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.60%*	6.15	1.39	1.92
To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.	Short Term Government Income Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.67%*	3.87	0.51	0.66
Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index.	Small Cap Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.48%*	16.52	9.60	6.85
To seek long-term capital appreciation.	Small Cap Opportunities Trust - Series NAV John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP and GW&K Investment Management, LLC	0.84%*	18.12	13.99	7.92
To seek long-term capital appreciation.	Small Cap Stock Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	1.08%*	16.31	11.18	7.43
To seek long-term capital appreciation.	Small Cap Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.99%*	14.07	8.85	6.07
To seek long-term growth of capital.	Small Company Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	1.16%*	13.52	9.25	6.59
To seek a high level of current income.	Strategic Income Opportunities Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.74%*	7.53	3.31	2.85
Appendix-5

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23) (%)
			1-Year	5-Year	10-Year
To seek to track the performance of the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”) (which represents the U.S. investment grade bond market).	Total Bond Market Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.25%*	5.29	0.81	1.58
Seeks to approximate the aggregate total return of a broad U.S. domestic equity market index.	Total Stock Market Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.53%*	25.58	14.44	10.78
The fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.	Ultra Short Term Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.62%*	4.74	1.61	1.09

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23) (%)
			1-Year	5-Year	10-Year
Seeks to provide maximum capital appreciation.	M Capital Appreciation Fund M Financial Investment Advisers, Inc./Frontier Capital Management Company, LLC	1.00%	23.56	12.56	8.90
Seeks to provide long-term capital appreciation.	M International Equity Fund M Financial Investment Advisers, Inc./Dimensional Fund Advisors LP	0.76%	16.00	7.70	2.45
Seeks to provide long-term capital appreciation.	M Large Cap Growth Fund M Financial Investment Advisers, Inc./DSM Capital Partners LLC	0.77%	32.04	15.98	12.39
Seeks to provide long-term capital appreciation.	M Large Cap Value Fund M Financial Investment Advisers, Inc./Brandywine Global Investment Management, LLC	0.65%	7.60	10.16	6.96
The Portfolio seeks maximum real return consistent with preservation of real capital and prudent investment management.	PIMCO VIT All Asset Portfolio - Series M Pacific Investment Management Company LLC/Research Affiliates, LLC	2.49%*	7.83	5.69	3.73
To seek to provide capital appreciation.	TOPS® Aggressive Growth ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.54%	17.37	10.55	7.42
Appendix-6

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23) (%)
			1-Year	5-Year	10-Year
To seek to provide income and capital appreciation.	TOPS® Balanced ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.55%	11.39	6.39	4.51
To seek to preserve capital and provide moderate income and moderate capital appreciation.	TOPS® Conservative ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.56%	9.19	4.84	3.37
To seek to provide capital appreciation.	TOPS® Growth ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.54%	16.09	9.48	6.54
To seek to provide capital appreciation.	TOPS® Moderate Growth ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.54%	13.47	7.96	5.58
* This portfolio’s annual expenses reflect temporary fee or expense waivers or reimbursements.
Appendix-7

JOHN HANCOCK USA SERVICE OFFICE
Overnight Express Delivery	Mail Delivery
Life Post Issue John Hancock Insurance Company 372 University Ave, Suite #55979 Westwood, MA 02090	Life Post Issue John Hancock Insurance Company PO Box 55979 Boston, MA 02205
Phone:
1-800-732-5543
In addition to this prospectus, John Hancock USA has filed with the SEC an SAI that contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, and the audited financial statements for John Hancock USA and the Separate Account. The SAI is incorporated by reference into this prospectus and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. You can view the SAI and other information about your Policy at dfinview.com/JohnHancock/TAHD/VMPP?site=Majestic. The SAI may also be obtained, without charge, by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.
Reports and other information about the Separate Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by submitting an electronic request to the following email address: publicinfo@sec.gov.
1940 Act File No. 811-7782—1933 Act File No. 333-164152
EDGAR Contract Identifier No. C000085965

Statement of Additional Information
dated April 29, 2024
for interests in
John Hancock Variable Life Account S
(Name of Registrant)
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)
This is a Statement of Additional Information (“SAI”) relating to the following variable life insurance and variable universal life insurance policies issued by John Hancock USA and providing for allocation of premiums and policy values to the John Hancock Variable Life Account S:
Name of Policy (and SEC EDGAR Identifier #)	Name of Policy (and SEC EDGAR Identifier #)
Majestic Performance Survivorship Variable Universal Life (C000085972)	Medallion Executive Variable Life III (C000085960)
Majestic Variable COLI (C000085968)	Performance Executive Variable Life (C000085976)
Majestic Variable Estate Protection (C000085980)	Performance Survivorship Variable Universal Life (C000085973)
Majestic Variable Estate Protection 98 (C000085977)	Variable Estate Protection (C000085979)
Majestic Variable Universal Life (C000085962)	Variable Estate Protection Edge (C000085971)
Majestic Variable Universal Life 98 (C000085963)	Variable Estate Protection Plus (C000085978)
Medallion Executive Variable Life (C000085958)	Variable Master Plan Plus (C000085965)
Medallion Executive Variable Life II (C000085959)
This Statement of Additional Information is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting our Service Office by mail at Life Post Issue, John Hancock Insurance Company, PO Box 55979, Boston, MA 02205, or telephone at 1-800-732-5543.

General Information and History
Depositor
Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.). The Depositor's ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Registrant
Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Variable Life Account S (the “Registrant” or “Separate Account”), is a separate account initially established by the Depositor under Massachusetts law on May 27, 1993. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
Separate Account S’s subaccounts are made available as the variable investment accounts under variable life insurance and variable universal life insurance policies issued by John Hancock USA. New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
Services
Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.
Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.
Audit services are provided by Ernst & Young LLP, independent registered public accounting firm. Ernst & Young LLP’s address is 200 Clarendon Street, Boston, Massachusetts, 02116.
Underwriters
Principal Underwriter
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company wholly owned by John Hancock Life Insurance Company (U.S.A.), is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.
JH Distributors' principal address is 200 Berkeley Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
Offering and Commissions
We offer the policies for sale, on a continuous basis, through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors.
The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2023, 2022, and 2021, was $100,002,438, $110,625,049, and $99,954,847, respectively. JH Distributors did not retain any of these amounts during such periods.
2

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.
Other Payments
Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:
• Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
• Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
• Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.
Additional Information
Sales Load
We expect to recover our total sales expenses over the life of the policies through policy charges, including the premium, surrender and face amount charges. The amount of the charges in any policy year does not specifically correspond to sales expenses for that year, and to the extent that the premium, surrender and face amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including the asset-based risk charge and other charges with respect to the policies, or from our general assets.
Underwriting Procedures
A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning the insured person's age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.
Financial statements
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) as of December 31, 2023 and 2022, and for each of the three years in the period ended December 31, 2023 incorporated in this SAI by reference to the report on Form N-VPFS filed April 8, 2024 have been so incorporated in reliance on the report of Ernst & Young LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account S (File No. 811-07782) as of December 31, 2023 and for each of the periods indicated in the Financial Statements incorporated in this SAI by reference to the report on Form N-VPFS filed April 8, 2024 have been so incorporated in reliance on the report of Ernst & Young LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The business address of Ernst & Young LLP is 200 Clarendon Street, Boston, Massachusetts, 02116.
3

PART C
OTHER INFORMATION
Item 30. Exhibits
The following exhibits are filed as part of this Registration Statement:
(a)(1) Resolution of the Board of Directors establishing Separate Account S is incorporated by reference to the post-effective amendment number 1, file number 333-164150, filed with the Commission in April 2010.
(2) Resolution of Board of Directors of John Hancock Life Insurance Company (U.S.A.) accepting the intact transfer of John Hancock Variable Life Account S from John Hancock Variable Life Insurance Company, incorporated by reference to the Registrant's Initial Registration Statement filed with the Commission on January 4, 2010.
(b) Not applicable.
(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.
(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August, 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission on April 26, 2011.
(b) List of third party broker-dealer firms included as Attachment A, filed herewith.
(d)(1) Form of Policy Endorsement for John Hancock Variable Life Insurance Company dated December 31, 2009, incorporated by reference to Registrant's Initial Registration Statement filed with the Commission on January 4, 2010.

Form of Policy Endorsement dated 2009, is incorporated by reference to post-effective amendment number 1, file number 333-164150, filed with the Commission on April 30, 2010.
(2) Form of specimen flexible variable life insurance policy for Variable Master Plan Plus, incorporated by reference to the initial registration statement, file number 333-164152, filed with the Commission on January 4, 2010.
(3) Form of specimen Enhanced Cash Value Rider, incorporated by reference to the initial registration statement, file number 333-164152, filed with the Commission on January 4, 2010.
(e) Specimen policy application, incorporated by reference to the initial registration statement, filed with the Commission on January 4, 2010.
(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission on April 30, 2007.
(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission on April 30, 2007.
(c) Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) dated July 26, 2010, and further amended as of November 20, 2012, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013.
(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission on April 30, 2007.
(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013.
(g)(1)The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.
(2) Service Agreement and Indemnity Combination Coinsurance and Modified Coinsurance Agreement of Variable Insurance Policies between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of NewYork, incorporated by reference to the Initial Registration Statement, file number 333-164150, filed with the Commission on January 4, 2010.
(h) (1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.
(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(h)(6) Participation Agreement between Northern Lights Variable Trust and John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, incorporated by reference to post-effective amendment number 12, file number 333-164152, filed with the Commission on April 23, 2021.
(i) (1) Service agreement between Manulife Financial Corporation and the Manufacturers Life Insurance Company (U.S.A.), dated January 1, 2001, incorporated by reference to post-effective amendment number 6, file number 333-179570, filed with the Commission April 28, 2014.
(j) Not applicable.
(k) Opinion and consent of counsel regarding the legality of the securities being registered, incorporated by reference to the initial registration statement, filed with the Commission on January 4, 2010.
(l) Not Applicable.
(m) Not Applicable.
(n) Consent of Independent Registered Public Accounting Firm, filed herewith.
(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.
(o) Not Applicable.
(p) Not Applicable.
(q) Memorandum regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the policies, incorporated by reference to pre-effective amendment number 1, file number 333-425, filed with the Commission on July 26, 1996.
(r) Not Applicable.

Powers of Attorney
(i) Powers of Attorney for Emanuel Alves, Paul M. Connolly, Nora Newton Crouch, Thomas Edward Hampton, J. Stephanie Nam, Ken Ross, Rex Schlaybaugh, Jr., Colin Simpson, Brooks Tingle, Simonetta Vendittelli, Shamus Weiland, and Henry H. Wong, incorporated by reference to Post-Effective Amendment No. 3, File No. 333-254210, filed with the Commission on April 21, 2023.
(ii) Power of Attorney for Simonetta Vendittelli, incorporated by reference to Post-Effective Amendment No. 4, File No. 333-254210, filed with the Commission on August 31, 2023.
Item 31. Directors and Officers of the Depositor
OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.):
Name and Principal Business Address	Position with Depositor
Brooks Tingle 200 Berkeley Street Boston, MA 02116	Chair, Director, President & Chief Executive Officer
Nora Newton Crouch 804 Pepper Avenue Richmond, VA 23226	Director
Thomas Edward Hampton 5207 2nd Street NW Washington, DC 20011	Director
J. Stephanie Nam 129 State Street Portsmouth, NH 03801	Director
Ken Ross 200 Berkeley St. Boston, MA 02116	Director, Vice President
Shamus Weiland 200 Bloor Street E. Toronto, ON M4W 1E5	Director
Henry H. Wong 200 Berkeley Street Boston, MA 02116	Director, Vice President
Executive Vice Presidents
Andrew G. Arnott**	Global Head of Retail, GWAM
Christopher Paul Conkey**	Global Head of Public Markets
Scott S. Hartz**	Chief Investment Officer – U.S. Investments
Senior Vice Presidents
John Addeo**	Global Fixed Income Chief Investment Officer
John C.S. Anderson**	Global Head of Corporate Finance
Kevin J. Cloherty**	Deputy General Counsel, Global Markets
Mike Dallas**	Global Head of Employee Experience
Aimee DeCamillo*	Global Head of Retirement
Peter DeFrancesco*	Head of Digital – Direct to Consumer
Michael F Dommermuth***	Head of Wealth & Asset Management
Kristie Feinberg*	Head of MIM US and Europe
Maryscott Greenwood**	Global Head of Regulatory & Public Affairs
Len van Greuning*	Chief Information Officer MIM
Anne Hammer*	Global Chief Communications Officer
John B Maynard**	Deputy General Counsel, Legacy, Reinsurance & Tax
Steven E. Medina**	Global Equity Chief Investment Officer
Joelle Metzman**	GWAM Chief Risk Officer
Sinead O’Connor*	Head of Actuarial Policy

Name and Principal Business Address	Position with Depositor
Wayne Park*	Head of US Retirement
Gerald Peterson**	Global Head of Operations, GWAM
Nicole Rafferty***	Global Head of Contact Centers
Susan Roberts*	Head of LTC Customer Care Transformation
Ian Roke**	Global Head of Asset & Liability Management
Thomas Samoluk**	US General Counsel and US Government Relations
Anthony Teta*	US Head of Inforce Management
Nathan Thooft**	Global MAST Chief Investment Officer
Anne Valentine-Andrews***	Global Head of Private Markets
Blake Witherington**	US Chief Credit Officer
Vice Presidents
Lynda Abend*
Mark Akerson*
Kenneth D’Amato**
Jay Aronowitz**
Kevin Askew**
William Auger*
Jack Barry*
P.J. Beltramini*
Zahir Bhanji***
Jon Bourgault**
Paul Boyne**
Ian B. Brodie**
Ted Bruntrager*	CCO & Chief Risk Officer
Grant Buchanan***
Ginger Burns**
Brendan Campbell*
Yan Rong Cao*
Rick A. Carlson**
Patricia Rosch Carrington**
Alex Catterick****
Ken K. Cha*
Diana Chan***	Head of Treasury Operations
Christopher M. Chapman**
Sheila Chernicki*
Teresa H. Chuang**
Eileen Cloherty*
Maggie Coleman***
Catherine Z. Collins**
Meredith Comtois*
Thomas D. Crohan**
Susan Curry**
Kenneth Dai***	Treasury
Michelle M. Dauphinais*
Frederick D Deminico**
Susan P Dikramanjian**
William D Droege**
Jeffrey Duckworth**
Marc Feliciano**
Katie M. Firth**
Carolyn Flanagan**
Lauren Marx Fleming**
Philip J. Fontana**
Laura Foster***
Matthew Gabriel*
Paul Gallagher**
Melissa Gamble**
Scott B. Garfield**

Name and Principal Business Address	Position with Depositor
Marco Giacomelli***
Jeffrey N. Given**
Thomas C. Goggins**
Dara Gough*
Howard C. Greene**
Erik Gustafson**
Neal Halder*
Jeffrey Hammer***
Lindsay L. Hanson*
Richard Harris***	Appointed Actuary
Jessica Harrison***
John Hatch*	Chief Operations Officer – US Segment
Justin Helferich***
Michael Hession*
Philip Huvos*
Sesh Iyengar**
Tasneem Kanji**
Geoffrey Grant Kelley**
Recep C. Kendircioglu**
Neal P. Kerins*
Michael P King***
Heidi Knapp**
Hung Ko***
Robert Krempus***
Diane R. Landers**
Michael Landolfi**
Tracy Lannigan**	Corporate Secretary
Jessica Lee***
Scott Lively**
David Loh***
Jeffrey H. Long**
Jennifer Lundmark*
Edward P. Macdonald**
Patrick MacDonnell**
Shawn McCarthy**
Andrew J. McFetridge**
Jonathan McGee**
Katie L. McKay**
Eric S. Menzer**
Stella Mink***
Michelle Morey*
Scott Morin*
Catherine Murphy*	Deputy Appointed Actuary
Richard Myrus**
Lisa Natalicchio*
Jeffrey H. Nataupsky**
Scott Navin**
Jeffrey Packard**
Pragya Pandit*
Onay Payne***
Gary M. Pelletier**
David Pemstein**
Jessica Portelance***
Jason M. Pratt**
Ed Rapp**
Todd Renneker**
Chet Ritchie*
Charles A. Rizzo**

Name and Principal Business Address	Position with Depositor
Emily Roland**
Josephine M. Rollka*
Barbara H. Rosen-Campbell**
Caryn Rothman**
Devon Russell*
Paul Sanabria**
Emory W. Sanders*
Jeffrey R. Santerre**
Marcia Schow**
Christopher L. Sechler**
Garima Vijay Sharma***
Estelle Shaw-Latimer***
Thomas Shea**
Lisa Shepard**
Alex Silva*	CFO - US Insurance
Susan Simi**
Darren Smith**
Jayanthi Srinivasan***
Brittany Straughn*
Katherine Sullivan**
Trevor Swanberg**
Robert E. Sykes, Jr.**
Wilfred Talbot*
Gary Tankersley*	Head of US Retirement Distribution
Michelle Taylor-Jones*
Brian E. Torrisi**
Simonetta Vendittelli*	Chief Financial Officer and Controller
Gina Goldych Walters**
Adam Weigold**
Jonathan T. White**
Bryan Wilhelm*
Karin Wilsey**
Adam Wise**
Jeffrey Wolfe**
Thomas Zakian**
Michael Zargaj*
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.
As of the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2023

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Investment Management Holdings (Canada) Inc. (Canada)
Manulife Investment Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Manulife Investment Management (North America) Limited (Canada)
Manulife Investment Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
95%
PT Asuransi Jiwa Manulife Indonesia (1) (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Myanmar Life Insurance Company Limited (Myanmar)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
60%
Manulife Chinabank Life Assurance Corporation (Philippines)
61.84%
Manulife Investment Management (M) Berhad (Malaysia)
Manulife International Holdings Limited (Bermuda)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Life Insurance Company (Japan)
Manulife Investment Management (Japan) Limited (Japan)
Manulife Investment Management International Holdings Limited (Barbados)
Manulife Investment Management (Hong Kong) Limited (Hong Kong)
49%
Manulife TEDA Fund Management Co., Ltd. (China)
Manulife Investment Management (Taiwan) Co., Ltd. (Taiwan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Investment Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Investment Fund Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
40%
John Hancock Variable Trust Advisers LLC (Delaware)
60%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Manulife Investment Management Timberland and Agriculture Inc (Delaware)
Manulife Investment Management (US) LLC (Delaware)
John Hancock Investment Management LLC (2) (Delaware)
99.9%
John Hancock Investment Management Distributors LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by Manulife Financial Asia Limited
(2) The remaining 0.1% equity of John Hancock Investment Management LLC is indirectly held by The Manufacturers Investment Corporation

The reported jurisdiction represents the jurisdiction of incorporation.

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 33. Indemnification
The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.
Name	Title
Rick Carlson**	Vice President, US Taxation
Jeffrey H. Long**	Vice President, Chief Financial Officer and Financial Operations Principal
Edward P. Macdonald**	Vice President, General Counsel
Gary Tankersley*	Director, Chair, President and Chief Executive Officer
Alex Silva*	Director
Christopher Walker***	Director, Vice President, Investments
Tracy Lannigan**	Vice President, Corporate Secretary
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
(c) John Hancock Distributors LLC
Compensation received, directly or indirectly, from the Registrant by John Hancock Distributors LLC, the sole principal underwriter of the contracts funded by the Separate Account during the last fiscal year:
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
John Hancock Distributors LLC	$0	$0	$0	$0
Item 35. Location of Accounts and Records
The information required by this item is included in the most recent Form N-CEN filed with the SEC by the Separate Account.
Item 36. Management Services
All management services contracts are discussed in Part A or Part B.
Item 37. Fee Representation
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.
John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the policies issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, Commonwealth of Massachusetts, on this 19th day of April, 2024.
John Hancock Variable Life Account S
(Registrant)
By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
By: *____________________
Brooks Tingle
Principal Executive Officer
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)
By: *____________________
Brooks Tingle
Principal Executive Officer

/s/Michael A. Ramirez Michael A. Ramirez, as Attorney-In-Fact

*Pursuant to Power of Attorney

Signatures
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of the 19th day of April, 2024.
Signatures	Title
* Simonetta Vendittelli	Vice President, Controller, and Chief Financial Officer
* Brooks Tingle	Chair, Director, President and Chief Executive Officer
* Nora N. Crouch	Director
* Thomas Edward Hampton	Director
* J. Stephanie Nam	Director
* Ken Ross	Director
* Shamus Weiland	Director
* Henry H. Wong	Director
/s/Michael A. Ramirez Michael A. Ramirez, as Attorney-In-Fact

*Pursuant to Power of Attorney

Supplement Dated April 29, 2024
To
Prospectuses Dated April 29, 2024

This Supplement is to be distributed with the prospectuses for the following variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) that are delivered or issued for delivery in the states specified:
MAJESTIC VARIABLE UNIVERSAL LIFE 98
(MASSACHUSETTS ONLY)
MAJESTIC VARIABLE ESTATE PROTECTION 98
(MASSACHUSETTS, MARYLAND AND TEXAS ONLY)
MAJESTIC VARIABLE COLI
(MASSACHUSETTS, MARYLAND AND TEXAS ONLY)
VARIABLE MASTER PLAN PLUS
(TEXAS ONLY)

Notwithstanding any language in the prospectus to the contrary, the following shall apply: (1) The Guaranteed Minimum Death Benefit feature will apply only during the first five Policy years. (2) There is no option to extend the Guaranteed Minimum Death Benefit feature beyond the first five Policy years and, as a consequence, there can be no Guaranteed Minimum Death Benefit Charge assessed under the Policy.
MD-MA-TX (M Prod) (4/2024)
1